Exhibit 10.2

Subcarteira N° da Operacao
051-3
53830069-0

ltau Unibanco S.A.	Cedula de Credito Bancario
Emprestimo para Capital de Giro Garantido por Duplicata (Giropre -DP -Parcelas Iguais/Flex)

Nome empresarial do emitente

Lakeland Brasil, S.A.

Qualificado(a) na proposta de abertura da conta corrente de deposito indicada no subitem 1.14, designado Cliente

1.	Dados da Cedula de Credlto Bancario
1.1. Data	1.2. Conta vinculada			1.3. Valor entregue	1.4.Valor do IOF
	Agencia	Conta n°	DAC
20.10.2011	1576	02970	4	R$ 1.000.000,00	R$12.138,83

1.5. Valor da Tarifa de	1.6. Valor total emprestado	1.7. Vencimento da	1.8. Comissao de
Contractacao (TAC)	(valor entregue,mais IOF	Cedula	concessao de credito
	e TAC, se financiados)
R$250.00	R$1,000,000.00	19.10.2012	0.00%

1.9.	Taxa de Juros remuneratorios
1.9.1. Ao mes (30 Dias)	1.9.2 Ao ana (360 dias)	1.9.3. Periodicidade de capitalizacao
1.47%	19,138%	MENSAL

1.10.	Codigo da garantia	1.11. Conta Corrente de Deposito

1.10.1. Codigo (uso interno Do Banco)	1.10.2 Percentual	Agencia	Conta N°	DAC
070-3	050%	1576	21707	7

1.12.	Forma de pagamento em parcelas iguais
1.12.1. Quantidade de Parcelas	1.12.2. Valor de cada par (principal e juros)cela	1.12.3.Data de vencimento da primeira parcela	1.12.4 Perido entre parcelas
012	R$91.639,54	21.11.2011	UM MÊS

1.13.	Forma de pagamento em parcelas diferentes ou periodicidade nso uniforme
Parcela	Vencimento	Valor do principal da parcela em R$	Parcela	Vencimento	Valor do principal da parcela em R$
001			031
002			032
003			033
004			034
005			035
006			036
007			037
008			038
009			039
010			040
011			041
012			042
013			043
014			044
015			045
016			046
017			047
018			048
019			049
020			050
021			051
022			052
023			053
024			054
025			055
026			056
027			057
028			058
029			059
030			060

1.14.	Local de emissao	1.15.	Local de pagamento
	Salvador, Bahia		Salvador, Bahia

Ate a data de vencimento indicada no subitem 1.7,pagaremos por esta Cedula de Credito Bancário (Cedula") ao Itau Unibanco S.A., com sede na Praca Alfredo Egydio de Souza Aranha, 100, Torre Olavo Setubal, Sao Paulo, SP, CNPJ n° 60.701.190/0001-04, designado ltau Unibanco, a divida em dinheiro, certa, liquida e exigivel, correspondente ao valor total emprestado indicado no subitem 1.6 mais os encargos aqui previstos, conforme descritos nos itens 3 e 4.

2.	Objeto -O Itau Unibanco emprestara a nos o valor constante do subitem 1.6, mediante credito na conta corrente de deposito indicada no subitem 1.11, desde que constituídas as garantias previstas no item "Garantias" desta Cédula.

3.	Modo de Pagamento -Pagaremos todos os valores por nos devidos em decorrência desta Cédula mediante debito que o Itau Unibanco fara na conta corrente de deposito indicada no subitem 1.11, que devera ter saldo disponível suficiente, para o que fica, desde ja, o Itau Unibanco expressamente autorizado.
3.1.	A insuficiência de saldo disponível na conta corrente de deposito configurara atraso no pagamento.
3.1.1.	O Itau Unibanco poderá, a seu critério, transferir valores da conta vinculada indicada no subitem 1.2 para a conta corrente de deposito indicada no subitem 1.11 para nela gerar saldo suficiente para acolher os débitos.
3.1.1.1.	Se, mesmo apos a transferência referida do subitem 3.1.1 0 saldo da conta corrente de deposito for insuficiente, o Itau Unibanco, a seu exclusivo critério, poderá efetuar o debito gerando adiantamentos a depositante, nos termos do contrato de abertura da conta corrente de deposito do subitem 1.11.
3.1.1.2.	O deposito de valores na conta corrente de deposito amortizara primeiro os adiantamentos a depositante que não tiveram origem nesta Cédula e depois os adiantamentos a depositante originados pelos débitos relacionados com esta Cedula.

4.	Pagamento -Pagaremos ao Itau Unibanco o valor total emprestado indicado no subitem 1.6, acrescido de juros capitalizados a taxa do subitem 1.9, conforme estipulado nos subitens 1.12 ou 1.13.
4.1.	No caso de parcelas iguais indicadas no subitem 1.12, o valor de cada parcela e o indicado no subitem 1.12.2, composto de principal e juras, e será debitado na data do respectivo vencimento; a primeira parcela vencera na data indicada no subitem 1.12.3 e as demais vencerão a cada período indicado no subitem 1.12.4, a partir da data de vencimento da primeira parcela.
4.1.1.	Os juros serão apurados pela aplicação da taxa do subitem 1.9 sobre o saldo devedor desta Cédula, calculados conforme Tabela Price.
4.1.1.1.	Para fins deste item 4.1.1, entende-se por Tabela Price o sistema de imputação do pagamento em que o percentual de principal e o percentual de juros de cada parcela variam no correr do tempo, de modo a manter-se constante o valor de cada parcela.
4.2.	No caso da forma de pagamento, indicada no subitem 1.13, o valor de cada parcela será acrescido de juros, desde a data da operação ate 0 vencimento da respectiva parcela, e será debitado na data de vencimento indicada no subitem 1.13.
4.3.	O ITAU UNIBANCO PODERA NOS REPASSAR o VALOR DE TRIBUTOS E ENCARGOS QUE VENHAM A SER CRIADOS, BEM COMO o AUMENTO DOS ATUAIS, EXIGIVEIS PELAS AUTORIDADES COMPETENTES EM RAZAO DESTA CEDULA. OITAU UNIBANCO NOS INFORMARA SOBRE AS ALTERACOES ANTES DO INICIO DA COBRANCA DO VALOR A SER REPASSADO.
4.4.	o RECEBIMENTO, PELO ITAU UNIBANCO, DE DETERMINADA PARCELA NAO SIGNIFICARA QUITACAO DAS ANTERIORES.
4.5.	A comissão de concessão de credito indicada no subitem 1.8, incidente sobre o valor emprestado indicado no subitem 1.6, será debitada nesta data da conta corrente de deposito indicada no subitem 1.11.
4.5.1.	Se ocorrer liquidação antecipada ou vencimento antecipado desta Cédula, o Itaú Unibanco nos devolvera a comissão de concessão de credito em valor calculado de forma proporcional ao período compreendido entre a data de liquidação antecipada ou vencimento antecipado e a data de vencimento originalmente contratada. comissão de concessão de credito proporcional ao tempo não decorrido.
4.6.	Pagaremos o Imposto sobre Operações Financeiras (IOF) conforme a legislação em vigor.
4.6.1.	Se o IOF for financiado, o seu valor será incluído nas parcelas.
4.7.	Os encargos previstos nesta Cédula Guros, comissão de concessão de credito, taxa efetiva de juros, mensal e anual, tributos e contribuições, tarifas e outras despesas) serão a n6s informados, imediatamente apos a sua apuração, em planilha aparte, a qual integrara essa Cédula..
5	Devedores Solidários -As pessoas ao final nomeadas, designadas Devedores Solidários, declaram-se solidariamente responsáveis por todas as obrigações por nos assumidas e assinam esta Cédula, concordando com os seus termos.
6	Garantia -Para garantir o pagamento de qualquer valor relacionado a esta Cédula, mesmo decorrente de adiantamentos a depositante, damos ao Itaú Unibanco isolada ou cumulativamente as seguintes garantias:
6.1.	Cessão fiduciária dos direitos sobre os créditos por nos entregues ao Itaú Unibanco para prestação de serviços de cobrança, discriminados em relação anexa, através de fita magnética ou de teleprocessamento, que tara parte desta Cédula; ou cessão fiduciária, se os títulos representativos dos créditos forem entregues endossados ao Itaú Unibanco;
6.1.1.	os créditos dados em garantia serão passíveis nas praças onde o Itaú Unibanco tiver agência, terão por devedores pessoas não Iigadas a nos, designados Devedores, e serão em valor nunca inferior ao percentual de garantia indicado no subitem 1.10 sobre o saldo devedor desta Cédula;
6.1.1.1.	obrigamo-nos a notificar aos Devedores a garantia constituída;
6.1.2.	o Itaú Unibanco selecionara os créditos dados em garantia, podendo recusar qualquer urn deles e, a qualquer tempo, pedir a substituição de titulo ou credito anteriormente aceito;
6.1.2.1.	os créditos vencidos e não pagos, automaticamente, deixarão de integrar a garantia;
6.1.2.2.	enquanto não substituídos, os créditos recusados e os vencidos terão o produto de sua cobrança creditado na conta vinculada;

6.1.3.	pagaremos, no ate da entrega dos créditos, a tarifa de cobrança constante da Tabela de Tarifas, afixada nas agências.
6.1.4.	se optarmos pela confecção e entrega do documento de cobrança diretamente por n6s aos Devedores, obrigamo-nos a fazer constar desses documentos a inscrição "credito dado em garantia ao Itaú Unibanco S.A., pagar somente através da rede bancaria";
6.1.5.	o Itaú Unibanco creditara na conta vinculada indicada no subitem 1.2 0 produto da cobrança dos créditos dados em garantia;
6.1.6.	o Itaú Unibanco transferira para a conta corrente de dep6sito indicada no subitem 1.14 0 saldo credor da conta vinculada indicada no subitem 1.2 que exceder ao percentual contratado da garantia indicado no subitem 1.10 sobre o saldo devedor desta Cédula;
6.1.7.	na hip6tese de atraso no pagamento ou de vencimento antecipado, autorizamos o Itaú Unibanco a negociar os créditos dados em garantia e aplicar o produto da negociação na amortização ou liquidação da dívida;
6.2.	Aval, se exigido pelo Itaú Unibanco, que poderá ser prestado por meio de documento anexo, integrante desta Cédula.
6.3.	outras garantias adicionais, se exigidas pelo Itaú Unibanco, prestadas pcr meio de documentos anexos, parte integrante desta Cédula.
6.4.	Substituiremos a(s) garantia(s) na hipótese de perda de seu objeto, ou as reforçaremos na de diminuição ou insuficiência do seu valor.
7.	Liquidação antecipada -o prazo de nossas obrigações decorrentes desta Cédula foi estabelecido no interesse de ambas as partes, de forma que o pagamento antecipado, inclusive na hip6tese de pagamento antecipado mediante recebimento pelo Itaú Unibanco de recursos de outra instituição financeira, constitui cumprimento de obrigação fora do prazo. Preestabelecemos, assim, que o saldo devedor na data do pagamento antecipado consistira no valor do principal não amortizado, acrescido: (i) dos encargos pactuados nesta Cédula para o período decorrido ate a data do pagamento antecipado; (ii) dos encargos vincendos desde a data de vencimento antecipado ate a data de vencimento originalmente pactuada, calculados a valor presente, mediante deságio desses valores, tendo pcr base os encargos remuneratórios indicados nesta Cédula; e (iii) de eventual indenização prevista no subitem 7.2 abaixo.
7.1.	Fica estabelecido que a amortização antecipada, nos termos deste item 7, devera ser realizada tendo valor mínimo correspondente a 1 (uma) parcela prevista no preâmbulo, não sendo possível pagamento antecipado parcial de parcela.
7.2.	Fica estabelecido que, no momento do pagamento antecipado, o Itaú Unibanco fará o calculo do valor presente do fluxo de pagamentos representativo das parcelas vincendas, desde as datas de vencimento original mente pactuadas, mediante o deságio desse fluxo, tendo por base a taxa de juros vigente para a aplicação de recursos a nos disponível no momento do pagamento antecipado. Caso o valor presente desse fluxo seja superior ao valor calculado nos termos do item 7(ii), acima, a diferença a maior consistira em indenização por nos devida ao Itaú Unibanco a titulo de recomposição de seu custo de aplicação captação.
7.3.	Se, na data da contratação, formos comprovadamente microempresa ou empresa de pequeno porte nos termos da legislação aplicável, o Itaú Unibanco calculara o Valor Presente da operação como segue:
7.3.1.	se o prazo a decorrer for de ate 12 (doze) meses ou se a amortização ou a liquidação antecipada ocorrer em ate 7 (sete) dias da contratação, com a aplicação da taxa de juros remuneratórios do contrato conforme indicada no subitem 1.10.1;
7.3.2.	se o prazo a decorrer for superior a 12 (doze) meses, com a aplicação da Taxa de Desconto resultante da taxa de juros remuneratórios indicada no subitem 1.11, deduzida a taxa SELIC aplicável na data da contratação e acrescida da Taxa Selic do dia da amortização ou liquidação antecipada.
7.3.2.1.	Para os fins deste item 7, entende-se por ''Taxa SELIC" a taxa de juros fixada pelo Conselho de Politica Monetária e divulgada pelo Banco Central do Brasil, que, por determinação do Conselho Monetário Nacional, deve compor a Taxa de Desconto para as amortizações ou liquidações antecipadas das operações de credito especificadas em regulamentação aplicável.

8.	Vencimento Antecipado -Autorizamos o Itaú Unibanco a considerar antecipadamente vencida as obrigações decorrentes desta Cédula e exigível o pagamento da dívida e encargos na data do vencimento antecipado:
8.1.	independentemente de aviso, se não cumprirmos qualquer de nossas obrigacões decorrentes desta Cédula, sofrermos legítimo protesto de titulo, pedirmos falência ou tivermos contra nos tal pedido, requerermos recuperação judicial, convocarmos credores para por pcr ou negociar plano de recuperação extrajudicial ou pedirmos homologação; se nao cumprirmos qualquer obrigação assumida em outras operações celebradas com o Itaú Unibanco e/ou qualquer outra empresa controlada, direta ou indiretamente, pela Itaú Unibanco Holding S.A. e/ou seus controladores ou empresas coligadas.
8.2.	mediante aviso que o Itaú Unibanco nos enviara com antecedência mínima de 15 (quinze) dias, se: a) deixarmos de, no prazo mencionado no aviso, substituir o Devedor Solidário que vier a encontrar-se em insolvência ou em qualquer das situações do subitem anterior ou que discordar de qualquer alteração nas condições desta Cédula; b) houver medida ou evento que afete as garantias ou os direitos creditórios do Itaú Unibanco decorrentes desta Cédula;
c)	houver sentença condenat6ria transitada em julgado, em razão de pratica, nossa ou de pessoa física atuando como nosso administrador, de atos que importem em discriminação de raça ou de gênero, trabalho infantil, trabalho escravo, assedio moral ou sexual, ou crime contra o meio ambiente;
d)	realizarmos qualquer outra modalidade de acordo privado com credor(es) que indique nossa situação de crise econômico financeira ou de estado pré-falimentar.

9.	Atraso de Pagamento e Multa -Sem prejuízo de vencimento antecipado, se houver atraso no pagamento de qualquer obrigação pecuniária decorrente desta Cédula, incidira sobre os valores devidos e não pagos, a taxa de juros remunerat6rios indicada no subitem 1.9, acrescida de juros morat6rios de 1% (um por cento) ao mês, todos calculados de forma pro rata e capitalizada na periodicidade do subitem 1.9.3, desde a data de vencimento da obrigação, ainda que por antecipação, ate a data de seu efetivo pagamento, e multa de 2% (dois por cento).
9.1.	Pagaremos também, tanto no caso de cobrança judicial ou extrajudicial, despesas de cobrança, inclusive custas e honorários advocatícios.
9.2.	CASO EXISTAM OBRIGACOES PECUNIARIAS DECORRENTES DESTA CEDULA VENCIDAS, AINDA QUE ANTECIPADAMENTE, E NAO PAGAS, o ITAU UNIBANCO PODERA:
9.2.1.	COMPENSAR A Dívida MENCIONADA NO SUBITEM 9.2, ACIMA, COM VALORES QUE o ITAU UNIBANCO DEVA A QUALQUER TITULO A NOS OU AOS DEVEDORES SOL/OARIOS, INCLUSIVE RECURSOS OU APLICACOES FINANCEIRAS QUE NOS OU OS DEVEDORES SOLIDARIOS MANTIVERMOS NO ITAU UNIBANCO;
9.2.1.1.	Para os fins do subitem 9.2.1, acima, os valores devidos pelo Itaú Unibanco que forem objeto da compensação ali descrita serão considerados vencidos na data da efetivação da compensação.,
9.2.2.	RETER QUAISQUERVALORES DE QUE N6s OU OS DEVEDORES SOLIDARIOS SEJAMOS TITULARES.
9.3.	o RECEBIMENTO DO PRINCIPAL, PELO ITAU UNIBANCO, NAO SIGNIFICARA QUITACAO DOS ENCARGOS PREVISTOS NESTA CEDULA.
10.	Reorganizações Societárias -Comunicaremos imediatamente ao Itaú Unibanco qualquer processo de reorganização societária (cisão, fusão, incorporação, etc.), alteração da sua atividade principal, alienação de estabelecimento comercial ou de parcela significativa de seus ativos ou mudança de controle, direto ou indireto, em que n6s ou nosso controlador, direto ou indireto, estejamos envolvidos.,
10.1.	Ocorrido qualquer dos eventos previstos no "caput" deste item, o ltau Unibanco podera considerar antecipadamente vencidas as obrigações desta Cédula e exigível, de imediato, o pagamento do total da dívida.
10.2.	Prometemos que o nosso controlador, direto ou indireto, será cientificado do teor deste item e que dará cumprimento ao nele disposto.

11.	Tarifas -Por esta operação de empréstimo, pagaremos ao Itaú Unibanco na data da contratação, a tarifa de contratação prevista no subitem 1.5 que, se financiada, terá o seu valor incluído nas parcelas.

12.	Despesas -Se o Itaú Unibanco levar esta Cédula e suas garantias a registro, pagaremos todas as despesas dele decorrentes.
12.1.	o Itaú Unibanco informara a nos o valor das despesas com 5 (cinco) dias de antecedência a realização do debito a ser processado nos termos do item 3.

13.	Custo Efetivo Total ("CET") -Nos declaramos que tomamos ciência do Custo Efetivo Total (UCET"), conforme definido no subitem 13.1, previamente a contratação desta operação, bern como dos fluxos considerados no calculo do CET, conforme planilha de calculo que nos foi entregue (“ planilha").
13.1.	Para os fins desta Cédula, entende-se por Custo Efetivo Total ("CET") o custo total desta operação, expresso na forma de taxa percentual anual, indicado na Planilha. Para o calculo do CET são considerados: (a) o valor do credito concedido; (b) o numero de parcelas a pagar e a data de pagamento de cada uma; (c) o prazo da opera.;ao, em dias corridos, a partir da data da libera.;ao ate o vencimento da ultima parcela; e d) a taxa de juros remuneratórios, o valor dos tributos, das tarifas bancarias e das demais despesas previstas nesta Cédula.

14.	Divulgação de Atraso no Pagamento -Na hipótese de ocorrer descumprimento de qualquer obriga.;ao nossa ou dos Devedores Solidários decorrentes desta Cédula, ou atraso no pagamento de qualquer valor devido em decorrência desta Cédula, o Itaú Unibanco comunicara o fato a SERASA, ao SPC (Servi.;o de Porte.;ao ao Credito), bem como a qualquer outro 6rgao encarregado de cadastrar atraso no pagamento e descumprimento de obriga.;ao contratual.

15.	Sistema de Informação de Credito (SCR) -Nos e os Devedores Solidários autorizamos o Itaú Unibanco e as sociedades sob controle direto ou indireto da Itaú Unibanco Holding S.A., a qualquer tempo, mesmo ap6s a extinção desta opera.;ao a:
a)	fornecer ao Banco Central do Brasil (BACEN), para integrar o SCR, informações sobre o montante de nossas dívidas a vencer e vencidas, inclusive as em atraso e as operações baixadas com prejuízo, bern como o valor das coobrigações por nos assumidas e das garantias por nos prestadas, e
b)	consultar o SCR sobre eventuais informações a nosso respeito nele existentes.
15.1.	A finalidade do SGR e prover o BAGEN de informações sobre operações de credito para supervisão do risco de credito e intercambio de informações entre instituições financeiras.
15.1.1.	Estamos cientes de que a consulta ao SCR depende desta nossa autoriza.;ao previa e declaramos que eventual consulta anterior, para fins desta operação, contou com a nossa autoriza.;ao, ainda que verbal.
15.1.2.	Poderemos ter acesso, a qualquer tempo, aos dados do SeR pelos meios colocados a nossa disposição pelo SAGEN e, em caso de divergência nos dados do SCR fornecidos pelo Itaú Unibanco ou sociedade sob controle direto ou indireto da ltau Unibanco Holding S.A., pedir sua correção, exclusão ou registro de anotação complementar, inclusive de medidas judiciais, mediante solicita.;ao escrita e fundamentada ao Itaú Unibanco

16.	Responsabilidade ambiental -Declaramos que: (i) não existem contra n6s processos judiciais ou administrativos relacionados a questões trabalhistas relativas a saúde ou segurança ocupacional, inclusive quanto a trabalho escravo ou infantil, nem tampouco relacionados a questões ambientais; (ii) nossas atividades e propriedades estão em conformidade com a legislação ambiental brasileira, principalmente quanto ao licenciamento ambiental e alei de Biosseguran.;a; e (iii) os recursos decorrentes desta Cédula serão destinados apenas a finalidades Ilícitas que atendam rigorosamente a legislação trabalhista relativa a saúde e segurança ocupacional, inclusive quanto a ausência de trabalho análogo ao escravo e infantil, bern como a legislação ambiental brasileira..

16.1.	Durante a vigência desta Cédula, deveremos respeitar a legislação e regulamentação ambiental e trabalhista em vigor no Brasil, especial mente as normas relativas a saúde e segurança ocupacional, a inexistência de trabalho análogo ao escravo e infantil.
16.2.	Obrigamo-nos a obter todos os documentos (laudos, estudos, relatórios, licenças, etc.) exigidos pela legislação e regulamentação ambiental e trabalhista em vigor no Brasil, mantendo-os vigentes e atestando o seu cumprimento, e a informar ao Itau Unibanco, imediatamente, a manifesta.;ao desfavorável de qualquer órgão publico.
16.3.	Independente de culpa, ressarcirernos o Itaú Unibanco de qualquer quantia que este seja compilado a pagar, bem como o indenizaremos por quaisquer perdas e danos referentes a danos ambientais ou relativos a saúde e segurança ocupacional que, de qualquer forma a autoridade entenda estar relacionado a utilização dos recursos desta Cédula

17.	Tolerância – A tolerância de uma das partes quanto ao descumprimento de qualquer obrigação pela outra parte não significara renuncia ao direito de exigir o cumprimento da obrigação, nem perdão. Nem alteração do que foi aqui contratado.

18.	Efetivação da contratação -CASO ESTA CEDULA TENHA DSIDO ASSINADA POR NOS FOR A DA AGENCIA DO ITAU UNIBANCO DECLARAMOS QUE TODOS OS SEUS TERMOS CORRESPONDUM EXATATMENTE AQUELES CONSTANTES ORIGINALMENTE NO ARQUIVO ELECTRONICO OU NO FORMULARIO QUE NOS FOI ENCAMINHADO APOS A SUA ASSINATURA, DEVEREMOS ENCAMINHA-LA A AGENCIA DO ITAU UNIBANCO PARA ADOCAO DAS DEMAIS PROVIDENCIAS VISANDO A EFFETIVACAO DA CONTRACACAO AS CONDICOFS FINANCEIRAS AJUSTADAS PAPA ESTA CEDULA SOMENTE TEM VALIDADE PAPA A DATA INDINCADA NO SUBITEM 1.1.

19.	Solução Amigável de Conflitos - Para a solucão amigável de eventuais conflitos relacionados a esta Cédula, poderemos dirigir nosso pedido de reclamação a nossa agencia do Itaú Unibanco. O Itaú Unibanco coloca ainda a nossa disposição o SAC. Itaú (0800 728 0728) o SAC – Itaú exclusive ao deficiente auditivo (0800 772 1722) e o Fale Conosco (www.itau.com.br) Se não for solucionado conflito, poderemos recorrer a Ouvidoria Corporativa Itaú (0800 570 0011) em dias úteis das 9h as 18h.Caixa postal 67.600 CEP 03162-970

20.	Declaração de Leitura – O Itaú Unibanco orientou a nos e ao(s) Devedor(es) Solidário(s) a lermos atentamente os termos e as condições da presente Cédula e a esclarecermos todas as nossas eventuais duvidas.
20.1.	Nos e o(s) Devedor(es) Solidário(s) estamos cientes do que, ao assinarmos a presente Cédula, declaramos que a lemos previamente e que não possuímos nenhuma duvida com relação a quaisquer de suas cláusulas.

21.	Foro – Fica eleito o Foro da Comarca do local de emissao desta Cédula podendo a parte que promover a ação optar pelo Foro do nosso domicílio.

Local e data retro

Emitente:

/s/ Miguel G. Bastos
Miguel G. Bastos
Lakeland Brasil S/A
Dir.Presidene

Nome:	/s/ Miguel G. Basto	Nome: /s/ Raimundo Sampaio
CPF/CNP 125.891.95+53		CPF/CNP 42+085.405+2
Telephone: 71/3390.3000		Telephone: 71/3390.3000
Endereço:		Endereço: Rua